FRESH IDEAS MEDIA, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Summary of Transaction and Basis of Presentation

On November 10, 2008 (the “Closing Date”), Fresh Ideas Media, Inc. (“Fresh Ideas” or the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Ever Auspicious International Limited, a Hong Kong company (“Ever Auspicious”) and the sole share holder of Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd (“Shisheng”), and Bright Praise Enterprises Limited, a British Virgin Islands company and the sole shareholder of Ever Auspicious (the “Stockholder”), pursuant to which Fresh Ideas acquired all of the issued and outstanding capital stock of Ever Auspicious, an inactive holding company, from the Stockholder in exchange for 11,700,000 newly-issued shares of Fresh Ideas’ common stock, representing approximately 64.64% of Fresh Ideas’ issued and outstanding common stock (the “Exchange”). The closing of the Exchange (the “Closing”) occurred on the same day immediately following the cancellation of an aggregate of 1,135,000 shares of Fresh Ideas’ common stock held by Phillip E. Ray and Ruth Daily, Fresh Ideas’ principal stockholders immediately prior to the Closing, which was a condition of the Closing.

The unaudited pro forma consolidated financial statements of the Company, in the opinion of management, include all material adjustments directly attributable to the Exchange. The unaudited pro forma consolidated balance sheet reflects the financial position of the Company had the Exchange occurred on September 30, 2008. The unaudited pro forma consolidated statements of income (loss) and comprehensive income (loss) were prepared as if the Exchange was consummated at the beginning of the reporting periods.

These pro forma unaudited combined financial statements should be read in conjunction with the Company's historical financial statements and notes thereto and the consolidated financial statements of Shisheng and the notes thereto included elsewhere in this report. These unaudited pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

Pro forma Earnings per Share

The pro forma basic and dilutive net income per share is based on the weighted average number of shares of pro forma Fresh Ideas as if the shares issued to acquire Ever Auspicious and Shisheng had taken place at the beginning of each of the reporting periods.

FRESH IDEAS MEDIA, INC.
UNAUDITED PROFORMA COMBINED BALANCE SHEET

	Fresh Ideas as of September 30, 2008	Ever Auspicious as of June 30, 2008 (5)	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Current assets:
Cash and cash equivalent	$125	$1,226,567	$-		$1,226,692
Restricted cash	-	3,059,157	-		3,059,157
Accounts receivable-trade	-	25,222	-		25,222
Receivable related to financing services	-	16,772,152	-		16,772,152
Inventories, net	-	20,182,595	-		20,182,595
Advances to suppliers	-	15,570,525	-		15,570,525
Prepaid expenses	-	14,579	-		14,579
Value added tax refundable	-	2,391,529	-		2,391,529
Deferred taxes	-	2,777	-		2,777
Other current assets	4,000	7,140	-		11,140
Total current assets	4,125	59,252,243	-		59,256,368

Property and equipment, net	-	551,934	-		551,934
Other assets	19,154	10,934			30,088
Total Assets	$23,279	$59,815,111	$-		$59,838,390

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
Line of credit related to financing services	-	$16,772,152	-		16,772,152
Bank loan payable	-	3,207,418	-		3,207,418
Accounts payable	2,525	-	-		2,525
Accrued expense	-	378,081	-		378,081
Customer deposits	-	17,065,679	-		17,065,679
Deferred revenue	500	20,686	-		21,186
Due to director	-	151,887	-		151,887
Due to related party	52,000	-	-		52,000
Income tax payable	-	1,545,729	-		1,545,729
Total current liabilities	55,025	39,141,632	-		39,196,657

Deferred revenue	3,674	-	-		3,674

Minority interests in consolidated subsidiaries	-	1,293,587	-		1,293,587

Commitments and contingencies	-	-	-		-

Shareholders' equity (deficit):
Contributed capital	-	12,118,776	(12,118,776	(1)	-
Preferred stock		-	-		-
Common stock	7,535	1,282	9,283	(2)	18,100
Additional paid-in capital	84,139	-	11,982,399	(4)	12,066,538
Accumulated other comprehensive income	-	2,243,776	-		2,243,776
Retained earnings (accumulated deficit)	(127,094)	5,016,058	127,094	(3)	5,016,058
Total shareholders' equity (deficit)	(35,420)	19,379,892	-		19,344,472
Total liabilities and shareholders' equity	$23,279	$59,815,111	$-		$59,838,390

(1)	Contributed capital of $12,118,776 was reclassified as additional paid-in capital.
(2)
Net effects on the Par value of $0.001 of the cancellation of 1,135,000 shares held by Fresh Ideas' principal shareholders and issuance of 11,700,000 shares to the shareholder of Ever Auspicious and the effects of the consolidation of Ever Auspicious.

(3)	Elimination of the accumulated deficit of Fresh Ideas, the accounting acquiree.
(4)	Net effects of notes (1), (2) and (3)
(5)	Includes the accounts of Ever Auspicious’s wholly owned subsidiary, Shisheng and its majority owned subsidiaries.

FRESH IDEAS MEDIA, INC.
UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME (LOSS)
AND COMPREHENSIVE INCOME (LOSS)

	For the Ten Months Ended September 30, 2008	Ever Auspicious For the Six Months Ended June 30, 2008 (1)	Pro Forma Adjustments	Pro Forma Combined
Net revenue	$21,481	$81,097,084	-	$81,118,565
Cost of revenue	-	76,996,270	-	76,996,270
Gross profit	21,481	4,100,814	-	4,122,295
Operating expense:
Sales and marketing	-	445,299	-	445,299
General and administrative	67,784	487,670	-	555,454
Total operating expenses	67,784	932,969	-	1,000,753
Income (loss) from operations	(46,303)	3,167,845	-	3,121,542
Other income (expenses):
Interest income	-	58,092	-	58,092
Interest expense	-	(129,369)	-	(129,369)
Investment income (loss)	-	-	-	-
Total other expenses	-	(71,277)	-	(71,277)

Income (loss) before provision for income taxes, minority interest and extraordinary item	(46,303)	3,096,568	-	3,050,265

Provision for income taxes	-	711,351	-	711,351
Income (loss) before minority interest and extraordinary item	(46,303)	2,385,217	-	2,338,914

Minority interest in net income of consolidated subsidiaries	-	(231,275)	-	(231,275)
Income (loss) before extraordinary item	(46,303)	2,153,942	-	2,107,639

Extraordinary item - gain on acquisition of controlling interest of Zhengji	-	-	-	-
Net income (loss)	(46,303)	2,153,942	-	2,107,639

Other comprehensive income	-	1,109,461	-	1,109,461
Comprehensive income (loss)	$(46,303)	$3,263,403	$-	$3,217,100
Weighted average number of shares outstanding -basic and diluted	7,535,000	10,000		18,100,000
Net (loss) income per common share - basic and diluted	$(0.01)	$215.39		$0.12

(1)	Includes the accounts of Ever Auspicious’s wholly owned subsidiary, Shisheng and its majority owned subsidiaries.

FRESH IDEAS MEDIA, INC.
UNAUDITED PROFORMA COMBINED STATEMENT OF INCOME (LOSS)
AND COMPREHENSIVE INCOME (LOSS)

	Fresh Ideas For the Year Ended November 30, 2007	Ever Auspicious For the Year Ended December 31, 2007 (1)	Pro Forma Adjustments	Pro Forma Combined
Net Revenue	$14,206	$152,430,674	-	$152,444,880
Cost of revenue	8,200	147,270,951	-	147,279,151
Gross profit	6,006	5,159,723	-	5,165,729

Operating Expense:
Sales and marketing	-	949,219	-	949,219
General and administrative	54,046	477,705	-	531,751
Total operating expenses	54,046	1,426,924	-	1,480,970

Income (loss) from operations:	(48,040)	3,732,799	-	3,684,759

Other income (expenses):
Interest income	-	154,437	-	154,437
Interest expense	(850)	(207,271)	-	(208,121)
Investment income (loss)	-	4,943	-	4,943
Total other expenses	(850)	(47,891)	-	(48,741)

Income (loss) before provision for income taxes, minority interest and extraordinary item	(48,890)	3,684,908	-	3,636,018

Provision for income taxes	-	244,911	-	244,911
Income (loss) before minority interest and extraordinary item	(48,890)	3,439,997	-	3,391,107

Minority interest in net income of consolidated subsidiaries	-	(520,335)	-	(520,335)
Income (loss) before extraordinary item	(48,890)	2,919,662	-	2,870,772

Extraordinary item – gain on acquisition of controlling interest of Zhengji	-	251,811	-	251,811
Net income (loss)	(48,890)	3,171,473	-	3,122,583

Other comprehensive income	-	887,391	-	887,391
Comprehensive income (loss)	$(48,890)	$4,058,864	$-	$4,009,974
Weighted average number of shares outstanding - basic and diluted	4,863,500	10,000		18,100,000
Net (loss) income per common share, basic and diluted	$(0.01)	$317.15		$0.17

(1)	Includes the accounts of Ever Auspicious’s wholly owned subsidiary, Shisheng and its majority owned subsidiaries.